Analyst Day

December 10, 2015



MERITOR

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Agenda



Jay Craig
CEO and President

M2019 Strategy



Chris Villavarayan
President, Americas



Joe Plomin
President, International



Rob Speed
President, Aftermarket & Trailer and Chief Procurement Officer

Business Overview



Kevin Nowlan
Senior Vice President and Chief Financial Officer

Financial Review

M 2019 | DRIVE! 125

Jay Craig
CEO & President

MERITOR

Global Market Leadership Positions



North America

- #1 Truck Drive Axle
- #1 Truck Air Brake
- #1 Aftermarket
- #1 Trailer Axle
- #1 Specialty Axle

South America

- #1 Truck Drive Axle
- #1 Truck, Bus and Trailer Air Brake

Europe

- #1 Truck Drive Axle
- #2 Truck Air Brake
- #3 Aftermarket

Asia

- #1 Truck Drive Axle (India and Australia)
- #1 Specialty Axle (China)

Note: Based on market data and management's estimate relative to independent, non-captive suppliers competing in the same addressable markets.

Business Segments

Commercial Truck and Industrial
FY15 Sales $2.7B

- Drivetrain systems and components, including axles, drivelines, braking and suspension systems for truck, defense and specialty markets
- Medium- and heavy-duty truck markets in North America, South America, Europe and Asia Pacific


Asia Pacific 12%
Europe 22%
South America 7%
North America 59%

Aftermarket and Trailer
FY15 Sales $0.8B

- Axles, brakes, drivelines, suspensions and other replacement and remanufactured parts
- Wide variety of undercarriage products and systems for trailer applications


Europe 14%
North America 86%

M2016 is the Driving Force

Drive Operational Excellence

1. **Meritor Production System**
   - Strong labor and burden performance

Metric	FY2015
Safety	0.76
Quality	
Truck	52 PPM
Aftermarket	21 PPM
Delivery	
Truck	99% On Time
Aftermarket	92% Fill Rate
Manufacturing Cost Performance	4.3%

2. **Footprint**
   - Various initiatives in response to market and supplier issues

Focus on Customer Value

1. **New Products and Customers**
   - New business wins of $435M awarded
2. **Meritor Value Proposition**
   - Pricing actions executed and on track to plan
3. **Customer Expectations**
   - Customer strategies developed and executed

Reduce Product Cost

1. **Net Material Cost**
   - Average cost performance of 2.5% over last 3 years
2. **Inventory Turnover**
   - 8.8 turns in 2015

Invest in a High Performing Team

1. **Employee Engagement**
   - Nearly top quartile relative to benchmarks
2. **Diversity**
   - Year-over-year improvement for ethnicity, gender and veteran groups
   - Diverse supplier targets on track

Green: Performance at or better than target. Yellow: Performance below target; corrective plan in place. Red: Performance below target; plan under development.

Invest in a High Performing Team

Measure of Employee Engagement [1]

2013


External Focus
ADAPTABILITY
MISSION
CONSISTENCY
INVOLVEMENT
Flexible
Stable
Internal Focus
Beliefs and Assumptions
33
32
22
13
43
14
30
38
59
14
30
31

N = 1200

Average: 30th Percentile

2015


External Focus
ADAPTABILITY
MISSION
CONSISTENCY
INVOLVEMENT
Flexible
Stable
Internal Focus
Beliefs and Assumptions
86
66
65
82
89
72
72
79
83
51
69
77

N = 1574

Average: 74th Percentile

Strong employee alignment with M2016 strategy

(1) Denison is an outside consulting firm which uses an employee diagnostic survey made up of 12 characteristics to help organizations evaluate and align culture, leadership and business performance.

M2016 Strategy Performance

Achieve 10% Adjusted EBITDA Margin (1)



7.2%
8.3%
9.5%
10.0%
FY13 Actual
FY14 Actual
FY15 Actual
FY16 Target

Reduce Net Debt to <$1.5B (1)(2)



$1,915
$1,419
< $1,500
FY12 Actual
(as reported)
FY15 Actual
FY16 Target

Incremental Booked Revenue of $500M (Annual Run Rate) (1)(3)



Achieved 45% of ~$1B revenue pipeline opportunities
$385
$435
$500
FY15 Actual
As of Dec 10, 2015
FY16 Target

On track to achieve M2016 strategic goals and deliver on commitments

(1) See Appendix – "Non-GAAP Financial Information."
(2) Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
(3) Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.

M2016 Key Drivers of Success

Competencies Demonstrated	Positioned for Growth
Driving Cost Reductions • Material, labor and burden performance • SG&A cost discipline	**Improved Financial Position** • EBITDA margin and EPS expansion • Stronger balance sheet
Supply Chain Management • Converted on North America upturn • Converted on 2013 European pre-buy	**Manufacturing and Engineering Excellence** • World-class safety, quality and delivery performance • Global capabilities
Focused Product Development • Ongoing review of top product programs • Collaborative approach with customers	**Commercial Truck and Industrial Focused** • 100% dedicated to truck and industrial sector • Alignment with customers
Winning New Business • Conquest business wins • Strengthened strategic customer relationships	**Employee Talent** • Recognized industry expertise • DriveForce sales expertise

M2016 created growth platform for the future

Creating Shareholder Value

Meritor Share Price Performance vs. Peer Group Average and S&P 500(1)(2)



FY13(3)
Adj. EBITDA: $264M
Adj. EBITDA Margin: 7.2%
Adj. Diluted EPS: $0.46
FY14(3)
Adj. EBITDA: $314M
Adj. EBITDA Margin: 8.3%
Adj. Diluted EPS: $1.06
FY15(3)
Adj. EBITDA: $334M
Adj. EBITDA Margin: 9.5%
Adj. Diluted EPS: $1.59
150%
100%
50%
0%
M2016 Announced
May Jun Jul Aug Sep Oct Nov Dec 2014 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Feb Mar Apr May Jun Jul Aug Sep Oct Nov
Meritor
Peer Group
S&P 500
85.2%
30.2%
17.6%

~$450M of shareholder value created

(1) Meritor share price performance versus a peer group average and the S&P 500 over the period from 4/30/13 to 11/30/15.
(2) Peer group includes American Axle & Manufacturing Holdings, Inc., BorgWarner Inc., Dana Holding Corp., Federal-Mogul Corporation, Hyster-Yale Materials Handling, Inc., ITT Corporation, Kennametal Inc., Modine Manufacturing Company, Oshkosh Corp., SPX Corporation, Tenneco Inc., The Manitowoc Company, Inc., The Greenbrier Companies, Inc., The Timken Company, Tower International, Trinity Industries Inc., Visteon Corporation, WABCO Holdings, Wabash National Corp., Westinghouse Air Brake Technologies Corporation.
(3) See Appendix – "Non-GAAP Financial Information."

Shareholder-Value Driven Strategy

M 20 19 | DRIVE! 125



M 20 16
align. achieve. advance.

Grow Revenue

Improve Profit

Allocate Capital

M 2019 DRIVE! 125

EXCEED CUSTOMER EXPECTATIONS

- Be a reliable and innovative partner as measured by customer satisfaction scores
- Achieve customer quality of <25 PPM by driving a zero defect culture
- Maintain OE delivery >99%
- Drive value proposition through achievement of 1.5% annual operating performance

TRANSFORM TO A GROWTH-ORIENTED ORGANIZATION

- Launch 20 major new products
- Grow relationships with strategic customers
- Earn business with new customers and expand into new geographies
- Increase share of Aftermarket
- Expand components offerings globally
- Enter adjacent product lines

GROW REVENUE (1)

>20% above market (cumulative)

IMPROVE PROFIT (1)

+$1.25 increase in adjusted diluted EPS

ALLOCATE CAPITAL (1)

<1.5 Net debt to adjusted EBITDA

Return 25% of free cash flow to shareholders

INVEST IN EMPLOYEES

- Reduce safety case rate to ≤.65
- Sustain top quartile performance in employee engagement
- Achieve ≥3 suggestions per employee
- Grow talent and support development for timely succession
- Benefit from an inclusive workforce

MERITOR

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

Revenue Growth


GROW REVENUE
>20% above market

Revenue Growth Driven by:

- New product launches
- Broadening relationships with strategic customers
- Aftermarket share increases
- Expansion of components business
- Adjacent markets
- New customer wins and expansion into new geographies


$3.5B
>20% above Market
$4.1B
$3.3B
(market)
FY15 Actual Revenue
FY19 Forecasted Revenue

M2019			M2016 Carryover
$300M Americas	$250M International	$350M Aftermarket & Trailer	~$400M

$900M in revenue opportunities
Risk adjusted in M2019 plan by ~$450M

New Products

20
Planned Major New Global Products


GROW REVENUE
>20%


Major Product Launches
(Annual Averages)
3
~6
~7
FY11- FY13
FY14 - FY16
FY17 - FY19

5
Rear Axles



3
Front Axles



3
Brakes



3
Trailer Products



4
Off-Highway Products



2
Specialty & Defense Products



Organic Growth with M&A as an Accelerator


GROW REVENUE
>20% above market
Secondary
Targeted acquisitions
Primary
Organic

- Opportunistically accelerate growth by acquiring:
  - New products or applications
  - Strategic manufacturing assets
  - Customer relationships
- Maintain disciplined process to ensure alignment with strategy
- Focus on incremental bolt-on opportunities rather than large, transformative deals


Targeted Acquisitions
Organic
• R&D – core development and application engineering
• Customer relationship development
• Capital investment and expansion
Revenue
FY16
FY17
FY18
FY19

Capital Allocation

2013-2015 Execution

Increased Market Cap by ~$450M

- Significantly outperformed peer group since launch of M2016

Reduced Net Debt by ~$500M (2)

- Credit rating upgraded to B+

Launched $210M Equity and Equity Linked Repurchase Program

- Repurchased $116M to date, including 8M common shares
- Program on track to be completed by September 2016


ALLOCATE CAPITAL <1.5

Further Debt Reduction

- Grow into balance sheet
- Target strong BB credit ratings

Shareholder Return

- Return 25% of free cash flow
- Share repurchases

Growth Capital

- Organic growth
- M&A

Balanced approach to capital allocation

(1) See Appendix – "Non-GAAP Financial Information."
(2) Debt plus retirement benefit liabilities, less cash and cash equivalents.

Improve Profit


IMPROVE PROFIT
$1.25

EPS Growth Driven by:

- Revenue growth
- Margin improvement
- Debt reduction
- Tax position
- Share repurchases


Adjusted Diluted EPS(1)(2)
$1.59
~80% Increase
$2.84
FY15 Actual
FY19 Forecast

Grow adjusted diluted earnings per share $1.25 by 2019

(1) See Appendix – "Non-GAAP Financial Information."
(2) Adjusted Diluted EPS from Continuing Operations is defined as reported diluted earnings per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, and other special items as determined by management.

Americas Business Overview

Chris Villavarayan
President, Americas

MERITOR

Americas Overview


FY15 Revenue
~$1.6B[1]
FY15 Revenue
~$200M[1]

Select Customers

DAIMLER, DAF, NAVISTAR, IVECO, PACCAR, OSHKOSH, MAN, HINO, VOLVO

Employees[2]

Total Employees **4,400**

Engineering and Quality **340**

Customer Facing[3] **160**

Manufacturing Facilities

USA (8)

Brazil (3)

Mexico (2)

(1) FY15 revenue excludes revenue from Aftermarket & Trailer business segment.
(2) Employee headcounts are approximate numbers.
(3) Customer facing is defined as sales and marketing employees.

Americas Market Perspective (units in 000s)(1) (2)

North America

Production	FY15 Actual	FY16 Outlook	FY19 Outlook
Heavy Duty (Class 8)	328	275-290	250-270
Medium Duty (Class 5-7)	234	210-220	205-225

2016 Forecast

- Net order intake continues to soften
- Fleet profitability remains strong

2019 Forecast

- Class 8 market expected to be stable

South America

Production	FY15 Actual	FY16 Outlook	FY19 Outlook
Medium and Heavy Duty	89	70-80	150-170

2016 Forecast

- Weak economic conditions persist
- Market sentiment remains pessimistic

2019 Forecast

- Market conditions expected to improve
- Outlook remains below average production levels from FY10 through FY13

(1) Source: FY15 Actuals based on ACT, LMC Automotive and Anfavea.
(2) FY16 and FY19 outlook is based on Meritor estimates. ACT CY19 North America Class 8 truck forecast (published Nov. 2015) is 293 units. FTR CY19 North America Class 8 truck forecast (published Dec. 2015) is 269 units. ACT CY19 North America Class 5-7 truck forecast (published Nov. 2015) is 268 units. FTR CY19 North America Class 4-7 truck forecast (published Dec. 2015) is 208 units. LMC CY19 South America (Brazil only) total truck forecast (published Sept. 2015) is 189 units. Actual results may differ materially from projections as a result of risk and uncertainties. See "Forward Looking Statements."

Americas Investment Focus in 2015

Productivity

- Capacity and flexibility
- Footprint optimization
- Supply chain toolbox
- Meritor Production System



Components

- Insourcing machining
  - Carrier mounting
  - Differential cases
  - Brake spiders
- Advanced manufacturing
  - Differential gear
  - Precision forging



Product & Technology

- New axle, disc brake and driveline products
- Laser welding technology



More than $40M invested in 2015

Americas Market Opportunities



Addressable Market [1]
$4.2B Market
Meritor's Share: ~30%
$800M Market
Meritor's Share: <1%
$2.5B Market
Meritor's Share: <1%
Core Products
Components
Off-Highway

Meritor Targeted Opportunity

$300M

(Risk adjusted target of $150M)

(1) Based on management estimates and 3rd party market analysis for non-captive North America and South America markets.

Americas Core Product Growth

Axle Optimized for Medium-Duty Market

- Growing trend of replacing Class 6-7 vehicles with new trucks that offer lower maintenance and higher fuel economy
- 13X axle approximately 59 lbs. lighter than 14X carrier

NAVISTAR HINO

Addressable Market:[1] **$1.2B**

Current Share:[1] **~15%**



Air Disc Brake Offering to Meet Demand

- EX+ offers improved reliability and uptime versus competition, in addition to improved braking performance
- Steady growth in North America over past five years

VOLVO MACK

Addressable Market:[2] **$200M**

Current Share:[2] **~5%**



(1) Based on management estimates and 3rd party market analysis for non-captive North and South America medium-duty market.
(2) Based on management estimates and 3rd party market analysis for non-captive North and South America air disc brake markets.

Americas Core Product Growth

Driveline Capable of Handling Increased Torque

- Downspeeding trend expected to grow over next five years
- Demand increasing as payback and performance shifts market
- RPL35 family meets high torque requirements, reduces operating costs, outlives warranty

FREIGHTLINER VOLVO PACCAR MACK

Addressable Market:[1] **$600M**

Current Share:[1] **~20%**



Growing Market for Integrated Axle and Brake Offering


Integrated offering
LWLH Beam
410mm ADB

Integrated Front Axle 2016-17

- Integrated front axle and air disc brake
- 120 lbs. weight savings



Integrated Front Axle+ 2019-20

- 15% lighter
- Additional wheel end options



Cost Optimization 2019-20

- Next evolution at prices more competitive with drum brakes

Addressable Market:[2] **$1.3B**

Current Share:[2] **~25%**

(1) Based on management estimates and 3rd party market analysis for non-captive North and South America driveline markets.
(2) Based on management estimates and 3rd party market analysis for non-captive North and South America front axle and brake markets.

Americas Components Growth

MARKET

Addressable Market[1]

$800M

Current Share: [1]

<1%

Competitive Landscape

- Highly fragmented gear market in North America
- Localized specialized suppliers
- Traditional axle suppliers



MERITOR

Advantages

- Vertically integrated in precision forging, machining and heat treat
- Cost leader in precision forgings
- Reliable manufacturing and supply chain footprint
- Full suite of design and simulation software

Strategy

- Install dedicated components organization
- Leverage scale to become a superior components supplier
- Leverage any excess on-highway capacity
- Invest in capacity to support growth



(1) Based on management estimates and 3rd party market analysis for non-captive North and South America components markets.

Americas Off-Highway Growth

MARKET

Addressable Market[1]

~$2.5B

Current Share:[1]

<1%

Competitive Landscape

- Competitive dynamic varies within specific off-highway segments
- European-based suppliers
- Specialized suppliers present in niche segments



MERITOR

Advantages

- World-class gear manufacturing capacity
- Global excellence in heavy-duty, highly proliferated axle manufacturing
- Supply chain expertise

Strategy

- Grow components business with captive market
  - Leverage and expand current business
  - Extend into geared assemblies (carriers)
- Leverage global product development
  - Grow in Americas by leveraging China products: carriers, wheel ends, brakes
- Expand regional customer relationships to new markets
  - China-based OEMs targeting South America
  - Leverage footprint to manufacture components and assemblies locally

(1) Based on management estimates and 3rd party market analysis for non-captive North and South America off-highway markets.

Americas Highlights

Existing product leadership and market positions expected to enable:

CONTINUED GROWTH with strategic customers

FURTHER EXPANSION of core product portfolio, components and off-highway

ADVANCED PRODUCT DEVELOPMENT programs and successful launches



Technical capabilities and manufacturing expertise expected to enable:

GROWTH in medium-duty axle, driveline and brake business

COMPONENT SALES of forgings and gearing into various markets to offset market cyclicality

EXPANSION into off-highway market utilizing manufacturing footprint and strong support and service network



International Business Overview

Joe Plomin
President, International

MERITOR

Europe Overview

FY15 Revenue[(1)]
~$570M



Select Customers

HINO, RENAULT, SCANIA, VOLVO, DAF, IVECO

Employees[(2)]

Total Employees
2,070

Engineering and Quality
85

Customer Facing[(3)]
50

Manufacturing Facilities

France
Italy
Sweden
Turkey
United Kingdom

(1) FY15 revenue excludes revenue from Aftermarket & Trailer business segment.
(2) Employee headcounts are approximate numbers.
(3) Customer facing is defined as sales and marketing employees.

Asia Pacific Overview



FY15 Revenue
~$320M(1)

Select Customers

ASHOK LEYLAND, DFM, YOUNGMAN, ISUZU, VOLVO, YUTONG, PACCAR, LIUGONG, Mahindra, LOVOL, BHARATBENZ, XCMG, HINO

Employees(2)

Total Employees
1,020

Engineering and Quality
120

Customer Facing(3)
60

Manufacturing Facilities

Australia

China (2)

India (4)

Singapore

(1) FY15 revenue excludes revenue from Aftermarket & Trailer business segment.
(2) Employee headcounts are approximate numbers.
(3) Customer facing is defined as sales and marketing employees.

International Market Perspective (units in 000s)[(1) (2)]

Western Europe

Production	FY15 Actual	FY16 Outlook	FY19 Outlook
Medium and Heavy Duty	398	410-420	410-430

2016 EU Forecast

- Economic indicators trending positive
- Truck registrations increasing
- Freight fundamentals improving

2019 EU Forecast

- Market expected to increase slightly

China

	FY15 Actual	FY16 Outlook	FY19 Outlook
Revenue (Incl. exports)	~$100M	~$100M	Market +5% annually

China Forecast

- 2016 market to remain flat due to challenged construction and mining markets
- 2019 market expected to increase driven by GDP growth

India

Production	FY15 Actual	FY16 Outlook	FY19 Outlook
Medium and Heavy Duty	270	290-300	350-370

India Forecast

- 2016 market to expand driven by GDP growth
- 2019 market expected to be strong due to infrastructure requirements

(1) Source: FY15 actuals based on ACT, LMC Automotive and Anfavea.
(2) FY16 and FY19 outlook are based on Meritor estimates. LMC CY19 Western Europe heavy and medium truck forecast (published Sep. 2015) is 512 units. LMC CY19 India total truck forecast (published Sept. 2015) is 359 units. Actual results may differ materially from projections as a result of risk and uncertainties. See "Forward Looking Statements."

International Market Opportunities

Size of Addressable Market



$1.8B Market
Meritor's Share:(1)
~30%
$2.7B Market
Meritor's Share:(1)
8%
$2.1B Market
Meritor's Share:(1)
~4%
Core Products Europe
Core Products Asia Pacific
Off-Highway

Meritor Opportunity

$250M

(Risk adjusted target of $125M)

(1) Based on management estimates and 3rd party market analysis for non-captive Europe, China and India markets.

International Core Product Growth

Global Disc Brake Capability

- BrakeThrough investments from prior three years have significantly improved capability of business
- Production capability in Europe, North America, Brazil, China, Turkey and India
- Scania new business in full production

SCANIA VOLVO RENAULT

Addressable Market:[1] **$500M**

Current Share:[1] **~30%**



Broad Axle Portfolio

- Leverage global OEM relationships with common platform strategy
- Product portfolio fills gaps for vertically integrated OEMs

17X EVO

- Low ratio increases efficiency for high torque bus and truck applications

610/P600 Hub Reduction

- Only global hub reduction offering in market

DAF VOLVO IVECO

Addressable Market:[2] **$1.3B**

Current Share:[2] **~30%**



(1) Based on management estimates and 3rd party market analysis for Europe brake market.
(2) Based on management estimates and 3rd party market analysis for drive axles in Europe.

China Core Growth

MARKET

Addressable Market[1]

~$1.8B

Current Share:[1]

~3%

Competitive Landscape

- Intensive competitive pressures in mass market axle products
- Mid-tier market opportunity due to technology upgrade requirements


CAGR(2)
Premium
(1%)
1-2%
Mid-tier
(18%)
8%
Mass Market
(76%)
-2%
Low-tier
(5%)
-10%

MERITOR

Advantages

- Product designs that are lighter weight, more durable and more efficient than local Chinese products
- Ability to provide service components in China and export markets

Strategy

- Target key bus, coach and truck OEMs focused on premium/mid tier China sector and export markets
- Leverage customer wins to build scale of localized production and reducing product cost
  - New axle and brake business in Japan with major OEM
  - Significant localization of products completed in FY15



(1) Based on management estimates and 3rd party market analysis for non-captive China axle, driveline and brake markets.
(2) Estimated 2009 to 2020 growth CAGR.

M 2019 DRIVE! 125

India Core Growth

MARKET

Addressable Market[1]

~$900M

Current Share:[1]

~20%

Competitive Landscape

- Primarily global competitors and vertically integrated OEMs



MERITOR

Advantages

- World-class manufacturing capabilities
- Established customer relationships
- Capability for local development, validation and production of India's requirements
- Demonstrated track record of growing share with core business

Strategy

- Grow with non-vertically integrated OEMs
- Significant extension of product line for growing market segments – light commercial vehicle, military and vocational


AXLE
11X
13X
MS13-245
MS14-160
MT26-1495/7
P600
10X
RS120/12X
MS13-145
14X (1496/7)
MT26-148
MT846
Light
Medium
Heavy
Extra Heavy

(1) Based on management estimates and 3rd party market analysis for non-captive India axle, driveline and brake market.

Off-Highway Growth

MARKET

Addressable Market[(1)]

~$2.1 Billion

Current Share:[(1)]

~4%

Competitive Landscape

Europe
- Several well-established players with scale
- A few specialized suppliers play in each sub-segment

India
- Current supplier technology is dated
- Opportunity for premium manufacturer

China
- Handful of large OEMs control market
- Very few specialized suppliers in each sub-segment
- Local technology does not meet needs of export markets

MERITOR

Advantages

- World-class truck carriers and gears are transferrable to off-highway applications
- Global excellence in heavy-duty, highly proliferated axle manufacturing

Strategy

- Expand globally with existing off-highway customers
- As sophistication of OEMs' products advance, competitive landscape provides a gap for high-quality axle suppliers
- Develop new products leveraging cutting edge technology
  - China JV (XMAL) products and components provide product base for export into NA and EU
  - Expand into agricultural and lift truck applications using existing carriers, wheel ends and brakes



(1) Based on management estimates and 3rd party market analysis for non-captive Europe, China and India off-highway axle and brake market.

International Highlights

Existing product leadership and market positions expected to enable:

LOCALIZATION of global hub reduction axle to provide entry into growing vocational truck sector in India

ACCESS to light commercial vehicle applications with 10X, 12X and 13X axles

EXPANSION of disc brake position

GROWTH in China and India through export opportunities



Technical capabilities and manufacturing expertise expected to enable:

GROWTH in specialty segments including bus, coach and heavy vocational applications

INCREASED SALES of 17X EVO – the most fuel efficient axle in the market

EXPANSION into off-highway market utilizing China product portfolio and global capabilities



Aftermarket & Trailer Business Overview

Rob Speed
President – Aftermarket & Trailer

MERITOR

Aftermarket & Trailer Overview



FY15
Revenue
~$860M

Select Customers

NAVISTAR | VOLVO | FleetPride (Truck & Trailer Parts)
PACCAR | SCANIA | WABASH NATIONAL
IVECO | Great Dane | VIPAR Heavy Duty
FREIGHTLINER | | HDA Truck Pride

Employees[1]

Total Employees
860

Customer Facing [2]
125

Facilities

Belgium
Canada (2)
Czech Republic
Mexico (2)
Switzerland
United Kingdom
USA (4)

(1) Employee headcounts are approximate numbers.
(2) Customer facing is defined as sales and marketing employees.

Aftermarket Product Portfolio

Brake & Wheel End

Wheel End

Brake Shoes/Kits
Hubs/Drums
Wheel Seals
Bearings
Camshafts
Automatic + Manual Slack Adjusters
Wheel Attaching Components

Disc Brakes (Hydraulic and Air)

Calipers
Rotors
Wheel Cylinders
Brake Hardware
Disc Pads

Air Systems

Compressors
Air Dryers/ECU's
Valves
Cartridges
Sensors

Drivetrain

Driveline

Universal Joints
Center Bearings
Tubing
Yokes
Flanges
Spline Plugs
Bearing Stub Shafts
Yoke Shafts

Drive Axle

Axles
Differentials
Gear Sets
Gearing
Seals and Bearings
Overhaul Kits
Axle Shafts

Clutch

14" Assemblies
15.5" Assemblies
Clutch Brakes
Install Kits/Other Accessories

Transmissions

Transmissions
Gearing
Seal and Bearing Kits
Overhaul Kits
Input Shafts

Steering & Suspension

Steering

Tie Rod Ends
King Pin Kits
Drag Links
Cross Tubes
Steering Arms

Trailer Axle and Suspension

Trailer Axles
MTA Suspensions
RFS Beams
Bushings
Meritor Tire Inflation Systems (MTIS)
Shock Absorbers
Air Springs
Equalizers
Torque Arms
Hanger Brackets



Aftermarket & Trailer Financial Performance


390 Basis Point Expansion
10.0%
11.5%
13.9%
FY13
FY14
FY15

M2016 align. achieve. advance.

Impact on EBITDA

- Material Cost Reductions
- Labor & Burden Performance
- Structural Cost Reductions
- Pricing for Value

M2016 driving strong EBITDA margin performance [1]

(1) See Appendix – "Non-GAAP Financial Information."

Aftermarket & Trailer Market Opportunities



Addressable Market (1)
$3.7B Market
Meritor's Share:
~15%
$2.2B Market
Meritor's Share:
~5%
$1B Market
Meritor's Share:
~15%
North America Aftermarket
Europe Aftermarket
North America Trailer

Meritor Opportunity

$350M

(Risk adjusted target of $175M)

(1) Based on management estimates and 3rd party market analysis for addressable core markets.

Catalysts for Growth

GROWTH CATEGORIES

ENABLERS	Core Share Growth	Product Expansion	Channel and Geographic Expansion
Growth Focused Organization	• Not market dependent • Leverage tax position	• Refreshed product portfolio • New opportunities	• Grow in emerging markets • Improved cost position
Customer Intimacy	• Customer segmentation • Increase share of wallet	• Customer wants and needs • Push vs. pull	• Identify opportunities • Enhanced relationships
Excellence in Execution	• Increased fill rates • Rigorous opportunity tracking	• Speed-to-market • Supplier development	• Higher service levels • Optimized cost structure

North American Aftermarket Core Growth

MARKET

Addressable Market[1]

$3.7B

Current Share:[1]

~15%

Competitive Landscape

- Complex value chain with numerous parts suppliers and channels
- Increasing competition at lower product price tiers
- Increasing presence of competitive brands



MERITOR

Advantages

- Well-recognized genuine, all-makes and reman product offerings
- Strong market share position in OEM and independent aftermarket channel
- Competitive cost position and distribution capability

Strategy

- Leverage OEM installed base with focus on increasing production share at PACCAR
- Expand core all-makes and reman product portfolios to better access non-genuine market segments
- Leverage world-class remanufacturing footprint and operations to grow reman market share
- Expand presence in Mexico
- Focus on customer service levels as source of competitive differentiation

(1) Based on management estimates and 3rd party market analysis for addressable North America and Europe aftermarket markets.

European Aftermarket Core Growth

MARKET

Addressable Market[1]

$2.2B

Current Share:[1]

~5%

Competitive Landscape

- Market is transactional, fragmented and differs across countries
- Braking landscape is highly competitive with numerous local remanufacturers and will-fit suppliers
- OEs have stronger position in Europe than in North America
- Western Europe mostly a *replacement market* with Eastern Europe a *repair market*



MERITOR

Advantages

- Strong expertise in remanufacturing
- Only OE supplier that serves entire price and product range in friction segment
- Talent base is diversified in nationality, language and geography

Strategy

- Offer product bundles across wheel-end components (pads, disc and caliper)
- Partner with OEMs to remanufacture private label differentials
- Expand all-makes gearing portfolio with distribution in Eastern and Southern Europe regions
- Increase availability of friction pads and discs by offering direct shipment to larger OEs and distributors
- Focused sales approach to increase fleet pull-through
- Geographic expansion into Middle East and Africa

(1) Based on management estimates and 3rd party market analysis for addressable North America and Europe aftermarket markets.

Trailer Growth

MARKET

Addressable Market[1]

~$1B

Current Share:[1]

~15%

Competitive Landscape

- Air ride comprises ~65% of the trailer market
- Few significant competitors with one dominant player having majority share of the market
- GHG regulations expected to drive automatic tire inflation adoption from 40% to 70%
- OEMs not vertically integrated on suspension and axles and would benefit from a few large suppliers

MERITOR

Advantages

- Vertically integrated for optimized cost and capacity
- Strong brand recognition with the most comprehensive fleet support across trailer, tractor and aftermarket
- Leading position in loose axles and automatic tire inflation

Strategy

- Expand axle and air suspension product portfolio
- Capitalize on strong automatic tire inflation share and GHG regulations



(1) Based on management estimates and 3rd party market analysis for addressable trailer market.

Aftermarket & Trailer Highlights

Supply chain and sales and marketing excellence will enable:

IMPROVED fill rates

INCREASED channel penetration



Revenue-focused organization will drive:

FLEET pull-through in Europe

SPEED TO MARKET through an all-makes global center of excellence

GEOGRAPHIC EXPANSION into the Middle East and Mexico



Leading market position and customer relationships will allow for:

INCREASED MARKET SHARE through expanded trailer product portfolio

Financial Review

Kevin Nowlan
Senior Vice President and CFO

MERITOR

M2019 DRIVE! 125 Performance Metrics[1]

Area	Metric	Target
Revenue Growth	Grow Revenue Faster than Market (measured from FYE15 – FYE19)	**>20%** above market (cumulative)
Profit Improvement	Grow Adjusted Diluted EPS[2] (measured from FYE15 – FYE19)	**+$1.25** increase in Adj. Diluted EPS
Capital Allocation	Reduce Net Leverage Ratio[3] (measured at end of FY19)	**<1.5x** (from 2.6x at FYE15)
Capital Allocation	Return FCF to Common Shareholders[2] (measured from FYE15 – FYE19)	**25%** of FCF

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
(2) See Appendix – "Non-GAAP Financial Information."
(3) Net Leverage Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA. See Appendix – "Non-GAAP Financial Information."

M2019 DRIVE! 125 Capital Allocation Priorities

Focus Areas	Strategy
Maintain Strong Liquidity	Maintain liquidity ~20% of annualized revenue Maintain extended debt maturity profile
Achieve Target Leverage	Achieve strong BB credit metrics by driving net leverage ratio <1.5 [2]
De-Risk Pension Obligations	Continue executing strategies that permanently de-risk pension benefit obligations
Return Value to Shareholders	Return 25% of free cash flow to shareholders [1]
Support Strategic Growth	Increase internal capital expenditure commitment to 2.5% of sales Build equity capital to support inorganic growth opportunities

(1) See Appendix – "Non-GAAP Financial Information."
(2) Net Leverage Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA. See Appendix – "Non-GAAP Financial Information."

Liquidity and Debt Maturity Profile

As of 9/30/15 - $ Millions



Liquidity
Percent of Revenue: 22%
$786
$94
$193
$499
US A/R Securitization Facility Readily Available
Cash
Revolver Availability
$800
$700
$600
$500
$400
$300
$200
$100
$0
$10
$55
$8
$40
$25
$100
$459
$143
$275
$140
$450
Undrawn Letters of Credit Outstanding
Undrawn US Securitization Facility
Undrawn Revolver (extending)
Foreign Debt
Debt
Convertible Debt
Undrawn Revolver (non-extending)
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY24

Strong liquidity with limited debt maturities over the next five years

Net Leverage Ratio Target[(1)(2)]


3.0x
2.6x
1.5x
Net Leverage Ratio Reduction Achieved by
• Increase in adjusted EBITDA
• Debt repayment
• Free cash flow generation
FY13 Actual
FY15 Actual
FY19 Target

Company Name	S&P Rating
Cummins	A+
Dana	BB+
Oshkosh	BB+
Tenneco	BB+
Meritor Target	**BB / BB+**
Allison Transmission	BB
Stoneridge	BB
American Axle	BB-
Meritor (current)	**B+**
Commercial Vehicle Group	B
Accuride	B-

Reduce net leverage ratio by more than 1x through 2019

(1) Net Leverage Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA. See Appendix – "Non-GAAP Financial Information."
(2) See Appendix – "Non-GAAP Financial Information."

Leverage Impact on Equity Valuation

PEG Ratio by Credit Rating[1]


NTM PEG Ratio
2.8x
2.0x
1.5x
0.9x
0.8x
M2019 Objective
MTOR
A
BBB
BB
B+
B
Credit Rating

Deleveraging strategies are expected to influence valuation multiples

Source: Company filings, Standard & Poor's, FactSet, Bloomberg, J.P. Morgan.
(1) S&P 400 NTM Price/Earnings to Growth Ratio data as of 9/30/15. Filings data as of most recent available. Median value of S&P 400 firms excluding firms with negative net income.

De-Risk Pension Obligations

Pension Profile
As of 9/30/15 - $ Millions


Liabilities
Assets
$972
$830
$599
$707
$85
$10
85% Funded
118% Funded
12% Funded
US Qualified
UK
Other

Total Assets: $1,547
Total Liabilities: $1,656
Unfunded: $(109)
Total Funded Status: 93%

Mandatory Pension Contributions[1]
$ Millions


UK
US Qualified
Other
$6
$6
$32
$6
$8
$18
$21
$6
$6
$9
FY16
FY17
FY18
FY19

(1) Based on assumptions as of December 2015

Potential Actions to De-Risk Pension

- Annuity purchases
- Buy-ins
- Lump-sum buyouts
- Liability Driven Investing ("LDI") asset allocation strategies

Pension status has improved significantly, but opportunities to further de-risk plans will remain an area of focus

Return Value to Shareholders

Return of Value

- Complete $210M equity and equity-linked repurchase program in FY2016
- Target of 25% of free cash flow utilized through FY2019[2]
  - Top quartile for S&P 600 'B' rated companies
  - 2nd quartile for S&P 600 'BB' rated companies

S&P 600 Total Payout[1] (as % of FCF)



Payout %
Payout %
4th (Highest Quartile)
3rd
2nd
1st (Lowest Quartile)
4th (Highest Quartile)
3rd
2nd
1st (Lowest Quartile)
69%
35%
11%
22%
4%
0%
MTOR 25% of FCF
MTOR 25% of FCF
BB
B
Credit Rating

Committed to returning capital to shareholders

Source: Company filings, Standard & Poor's, FactSet, J.P. Morgan, Bloomberg.
(1) Total payout defined as LTM dividends + average of annual repurchases of last 12 fiscal quarters.
(2) See Appendix – "Non-GAAP Financial Information."

Value of Meritor's Deferred Tax Assets

$ in millions, except per share amounts

Recognition of Deferred Tax Asset Value

- DTAs offset a portion of Meritor's cash tax but not necessarily book tax expense
- Adjusted Diluted EPS excludes non-cash tax expense associated with the use of deferred tax assets in jurisdictions with NOLs

	2014	2015	2016 Outlook
Adjusted Diluted EPS as previously reported	$1.02	$1.55	$1.60 - $1.70
Non-cash tax adj.	$0.04	$0.04	$0.10
Adjusted Diluted EPS[(1)(4)]	**$1.06**	**$1.59**	**$1.70 - $1.80**

Gross DTA balance at 9/30/15[(2)]	**$593**
Potential PV of DTAs[(3)]	**$0 - $190** *(up to $1.90 per share)*

Adjusted diluted EPS incorporating DTA usage more properly reflects true benefit to shareholders

(1) See Appendix – "Non-GAAP Financial Information."
(2) Includes NOLs and Pension/OPEB DTAs in the United States and NOLs in Brazil, Italy, Mexico, and Sweden.
(3) Per share impact assumes 100.1 million diluted average common shares outstanding as of FYE15. Present value of differed tax assets discounted at 12 percent.
(4) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

M 20 19 | DRIVE! 125

Revenue Outlook


$ billions
Revenue
Adjusted EBITDA Margin
$3.7
$3.8
$3.5
• Markets
• FX
• Other
Risk-adjusted
new revenue
programs
$4.1
~11.5%
9.5%
8.3%
7.2%
FY13
FY14
FY15
FY19 Target

New programs expected to drive revenue increase of 20% above market

M 2019 DRIVE! 125

Walk to FY19 EPS(1)(2)

$ in millions, except per share amounts

Walk to FY19 Adj. diluted EPS Target	
Revenue	**$ 4,100**
Adjusted EBITDA (~11.5%)	**470**
Interest Expense	(80)
Depreciation & Amortization	(70)
Tax Expense (15%)	(50)
Adj. Net Income	**$ 270**
Adj. Diluted EPS (95M shares)	**$ 2.84**



16% CAGR
$0.46
$1.06
$1.59
Risk-adjusted new revenue programs
Operating Performance
Share buyback
$2.84
FY13
FY14
FY15
FY19 Target

M2019 plan drives shareholder value through adjusted diluted EPS growth

(1) See Appendix – "Non-GAAP Financial Information."
(2) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Closing Remarks and Q&A

Jay Craig
CEO & President

MERITOR®

MTOR Investment Thesis

Adjusted Diluted EPS[1] Growth Driven By


$1.59
~80% Increase
$2.84
FY15
FY19 Target

- Clear strategic priorities
- Proven ability to execute
- Growing customer relationships
- Competitive product line
- Advanced technical capabilities
- Strong brand reputation
- Manufacturing/distribution expertise

Strategy designed to increase shareholder value

(1) See Appendix – "Non-GAAP Financial Information."

M 2019 DRIVE! 125

EXCEED CUSTOMER EXPECTATIONS

- Be a reliable and innovative partner as measured by customer satisfaction scores
- Achieve customer quality of < 25 PPM by driving a zero defect culture
- Maintain OE delivery > 99%
- Drive value proposition through achievement of 1.5% annual operating performance

TRANSFORM TO A GROWTH-ORIENTED ORGANIZATION

- Launch 20 major new products
- Grow relationships with strategic customers
- Earn business with new customers and expand into new geographies
- Increase share of Aftermarket
- Expand components offerings globally
- Enter adjacent product lines

GROW REVENUE[1]

>20% above market (cumulative)

IMPROVE PROFIT[1]

+$1.25 Increase in adjusted diluted EPS

ALLOCATE CAPITAL[1]

<1.5 net debt to EBITDA

Return 25% of free cash flow to shareholders

INVEST IN EMPLOYEES

- Reduce safety case rate to ≤ .65
- Sustain top quartile performance in employee engagement
- Achieve ≥ 3 suggestions per employee
- Grow talent and support development for timely succession
- Benefit from an inclusive workforce

MERITOR

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

MERITOR®

Appendix

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income (loss) from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Free cash flow, Net debt including retirement liabilities, and Net leverage ratio which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents. Net leverage ratio is defined as the ratio of total debt less cash and cash equivalents to Adjusted EBITDA.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting future periods. Management believes that Free cash flow is useful in analyzing our ability to service and repay debt. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities. Net leverage ratio is a specific financial measure which is part of our three-year plan, M2019, to reduce net debt as a proportion of Adjusted EBITDA.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation
(in millions, except per share amounts)

	Twelve Months Ended		
	Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2013
INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO MERITOR, INC.	$ 65	$ 279	$ (15)
Adjustments:			
Pension Settlement, net of tax	55	-	100
Loss on Debt Extinguishment	24	31	19
Restructuring Costs, net of tax	14	7	22
Goodwill and Asset Impairment, net of tax	13	-	-
Warranty Contingency	-	(8)	7
Income Tax Benefit (valuation allowance reversal)	(16)	-	-
Eaton Settlement, net of tax	-	(208)	-
Gain on Sale of Investment	-	-	(92)
Non-cash Tax adjustment	4	4	4
Adjusted Income From Continuing Operations[1]	$ 159	$ 105	$ 45
Adjusted Diluted Earnings Per Share From[1] Continuing Operations	$ 1.59	$ 1.06	$ 0.46
Diluted Shares Outstanding	100.1	99.2	97.1

(1) Amounts have been adjusted in prior years to exclude non-cash tax expense associated with the use of deferred tax assets in jurisdictions with net operating losses.

Non-GAAP Financial Information

(in millions)

	Twelve Months Ended		
	Sept. 30, 2015	Sept. 30, 2014	Sept. 30, 2013
Adjusted EBITDA	$ 334	$ 314	$264
Eaton Settlement, net of tax	-	208	-
Interest Expense, Net	(105)	(130)	(126)
Provision for Income Taxes	(1)	(31)	(64)
Depreciation and Amortization	(65)	(67)	(67)
Loss on Sale of Receivables	(5)	(8)	(6)
Restructuring Costs	(16)	(10)	(23)
Specific Warranty Contingency	-	8	(7)
Pension Settlement Loss, Gross	(59)	-	(109)
Goodwill and Asset Impairment	(17)	-	-
Gain on Sale of Investment	-	-	125
Noncontrolling Interests	(1)	(5)	(2)
Income From Continuing Operations Attributable to Meritor, Inc.	$ 65	$ 279	($15)
Loss from Discontinued Operations Attributable to Meritor, Inc.	(1)	(30)	(7)
Net Income attributable to Meritor, Inc.	$ 64	$ 249	($22)

Non-GAAP Financial Information

Net Leverage Ratio[(1)]

(in millions)

	September 30, 2015	September 30, 2014	September 30, 2013[(2)]
Short-term debt	$ 15	$ 7	$ 13
Long-term debt	1,036	948	1,104
Total debt	1,051	955	1,117
Less: Cash and cash equivalents	(193)	(247)	(318)
Net debt	$ 858	$ 708	$ 799

	Twelve Months Ended Sept. 30, 2015	Twelve Months Ended Sept. 30, 2014	Twelve Months Ended Sept. 30, 2013
Adjusted EBITDA	$ 334	$ 314	$ 264
Net leverage ratio	2.6	2.3	3.0

(1) Net Leverage Ratio: (Total debt – Cash and cash equivalents) / Adjusted EBITDA.

(2) 2013 amounts have been recast to reflect the early adoption of ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.

Non-GAAP Financial Information

Net debt, including retirement liabilities

(in millions)

	September 30,			
	2015	2014	2013 [1]	2012 [2]
Total debt	$ 1,051	$ 955	$ 1,117	$1,060
Retirement liabilities	561	714	879	1,112
Less: Cash and cash equivalents	(193)	(247)	(318)	(257)
Net debt, including retirement liabilities	$ 1,419	$ 1,422	$ 1,678	$ 1,915

(1) 2013 amounts have been recast to reflect the early adoption of ASU 2015-03, Interest — Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.

(2) As reported in fiscal year 2012 Annual Report Form 10-K.